                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

   [ ]   Preliminary Proxy Statement

   [ ] Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

   [X]   Definitive Proxy Statement

   [ ]   Definitive Additional Materials

   [ ]   Soliciting Material Pursuant to 'SS' 240.14a-12


                       Global High Income Dollar Fund Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]   No fee required.

   [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

         (5) Total fee paid:

         -----------------------------------------------------------------------

   [ ]   Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

         -----------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

         (3) Filing Party:

         -----------------------------------------------------------------------

         (4) Date Filed:

         -----------------------------------------------------------------------

                       GLOBAL HIGH INCOME DOLLAR FUND INC.
                                 ---------------
                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                FEBRUARY 20, 2003
                                 ---------------
TO THE SHAREHOLDERS:

     The annual meeting of shareholders of Global High Income Dollar Fund Inc. (the "Fund") will be held on February 20, 2003 at 10:00 a.m., Eastern time, at 51 West 52nd Street, 16th Floor, New York, New York 10019-6114 for the following purposes:

          (1) To elect twelve (12) directors to serve until the annual meeting of shareholders in 2004, or until their successors are elected and qualified; and

          (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

     You are entitled to vote at the meeting and any adjournments thereof if you owned Fund shares at the close of business on December 20, 2002. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                       By order of the board of directors,



                                       AMY R. DOBERMAN
                                       Secretary

December 31, 2002
51 West 52nd Street
New York, New York 10019-6114


                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

     PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted "FOR" the nominees for director named in the attached proxy statement and "FOR" all other proposals noticed above. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund of validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                     REGISTRATION                               VALID SIGNATURE
                     ------------                               ---------------
  Corporate Accounts
   (1) ABC Corp. ....................................   ABC Corp.
                                                         John Doe, Treasurer
   (2) ABC Corp. ....................................   John Doe, Treasurer
   (3) ABC Corp. c/o John Doe, Treasurer ............   John Doe
   (4) ABC Corp. Profit Sharing Plan ................   John Doe, Trustee
  Partnership Accounts
   (1) The XYZ Partnership ..........................   Jane B. Smith, Partner
   (2) Smith and Jones, Limited Partnership .........   Jane B. Smith, General Partner
  Trust Accounts
   (1) ABC Trust Account ............................   Jane B. Doe, Trustee
   (2) Jane B. Doe, Trustee u/t/d 12/18/78 ..........   Jane B. Doe
  Custodial or Estate Accounts
   (1) John B. Smith, Cust. f/b/o
       John B. Smith, Jr. UGMA/UTMA .................   John B. Smith
   (2) Estate of John B. Smith ......................   John B. Smith, Jr., Executor

                       GLOBAL HIGH INCOME DOLLAR FUND INC.
                               51 WEST 52ND STREET
                          NEW YORK, NEW YORK 10019-6114
                               ------------------
                                 PROXY STATEMENT
                               ------------------
         ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 20, 2003

     This Proxy statement is furnished to the shareholders of Global High Income Dollar Fund Inc. (the "Fund") in connection with the board of directors' solicitation of proxies to be used at the annual meeting of the shareholders of the Fund to be held on February 20, 2003, or any adjournment or adjournments thereof. This proxy statement and the related proxy card will first be mailed to shareholders on or about December 31, 2002.

     A majority of the shares outstanding on December 20, 2002, represented in person or by proxy, must be present for the transaction of business at the meeting. In the event that a quorum is not present at the annual meeting, or if a quorum is present at the annual meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the annual meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies marked WITHHOLD on any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment but will have no effect on Proposal 1, for which the required vote is a plurality of the votes cast on the matter.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you give no voting instructions, your shares will be voted FOR the twelve nominees for directors named herein and, in the proxies' discretion, either FOR or AGAINST any other business that may properly arise at the annual meeting. You may revoke any proxy card by giving another proxy or by submitting a written notice of revocation. To be effective, your revocation must be received by the Fund prior to the meeting and must indicate your name and account number. In addition, if you attend the annual meeting in person you may, if you wish, vote by ballot at the meeting, thereby cancelling any proxy previously given.

     As of the record date, December 20, 2002, the Fund had 19,439,667 shares of common stock outstanding. The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but also may include telephone or oral communications by regular employees of UBS Global Asset Management (US) Inc. ("UBS Global AM," formerly known as Brinson Advisors, Inc.) or UBS PaineWebber Inc. ("UBS PaineWebber(SM)*"), who will not receive any compensation therefor from the Fund. Management does not know of any person who owns beneficially 5% or more of the shares of the Fund. Each full share of the Fund outstanding is entitled to one vote, and each fractional share of the Fund outstanding is entitled to a proportionate share of one vote.

---------
*    UBS PaineWebber is a service mark of UBS AG.

     UBS Global AM serves as the Fund's investment advisor and administrator. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich. Switzerland. UBS AG operates in many areas of the financial services industry. The principal business offices of UBS Global AM are located at 51 West 52nd Street, New York, New York 10019-6114. The principal business address of UBS AG is Bahnhofstrasse 45, Zurich, Switzerland.

     The Fund's annual report containing financial statements for the fiscal year ended October 31, 2002, is being mailed to shareholders concurrently with this proxy statement.

                        PROPOSAL 1. ELECTION OF DIRECTORS

     Proposal 1 relates to the election of directors of the Fund. Management proposes the election of the twelve nominees named in the table below. Each nominee has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders or until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Unless you give contrary instructions on the enclosed proxy card, your shares will be voted FOR the election of all twelve nominees. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as management may recommend.

     Directors, including those who are not "interested persons" of the Fund as that term is defined by the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Directors"), shall be elected by the affirmative vote of the holders of a plurality of the shares of the Fund cast in person or by proxy and entitled to vote thereon, provided a quorum is present. Proxies cannot be voted for a greater number of persons than the number of nominees named. None of the current directors or executive officers (21 persons) beneficially owned any shares of the Fund on November 29, 2002.

     Listed in the table below, for each nominee, is a brief description of the nominee's experience as a director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

                                                                                   NUMBER OF
                                                                                 PORTFOLIOS IN
                            POSITION(S)  LENGTH          PRINCIPAL               FUND COMPLEX            OTHER
                            HELD WITH   OF TIME         OCCUPATION(S)              OVERSEEN          DIRECTORSHIPS
  NAME, ADDRESS, AND AGE       FUND      SERVED      DURING PAST 5 YEARS          BY NOMINEE        HELD BY NOMINEE
-------------------------- ----------- ---------  ------------------------- ----------------------- ----------------
INTERESTED DIRECTORS:
Margo N. Alexander*+; 55    Director   Since 1996  Mrs. Alexander is an      Mrs. Alexander is a     None
                                                   executive vice president  director or trustee of
                                                   of UBS PaineWebber        21 investment
                                                   (since March 1984). She   companies
                                                   was chief executive       (consisting of 42
                                                   officer of UBS Global     portfolios) for which
                                                   AM from January 1995      UBS Global AM or
                                                   to October 2000, a        one of its affiliates
                                                   director (from January    serves as investment
                                                   1995 to September         advisor, sub-advisor
                                                   2001) and chairman        or manager.
                                                   (from March 1999 to
                                                   September 2001).

                                                                                   NUMBER OF
                                                                                 PORTFOLIOS IN
                            POSITION(S)  LENGTH          PRINCIPAL               FUND COMPLEX            OTHER
                            HELD WITH   OF TIME         OCCUPATION(S)              OVERSEEN          DIRECTORSHIPS
  NAME, ADDRESS, AND AGE       FUND      SERVED      DURING PAST 5 YEARS          BY NOMINEE        HELD BY NOMINEE
-------------------------- ----------- ---------  ------------------------- ----------------------- ----------------
E. Garrett Bewkes,          Director   Since 1993  Mr. Bewkes serves as a    Mr. Bewkes is a         Mr. Bewkes is also a
 Jr.**+; 76                   and                  consultant to UBS         director or trustee of  director of Interstate
                            Chairman               PaineWebber (since        35 investment           Bakeries
                             of the                May 1999). Prior to       companies               Corporation.
                            Board of               November 2000, he was     (consisting of 56
                            Directors              a director of Paine       portfolios) for which
                                                   Webber Group Inc.         UBS Global AM or
                                                   ("PW Group," formerly     one of its affiliates
                                                   the holding company of    serves as investment
                                                   UBS PaineWebber and       advisor, sub-advisor
                                                   UBS Global AM) and        or manager.
                                                   prior to 1996, he was a
                                                   consultant to PW
                                                   Group. Prior to 1988, he
                                                   was chairman of the
                                                   board, president and
                                                   chief executive officer of
                                                   American Bakeries
                                                   Company.

INDEPENDENT DIRECTORS:
Richard Q. Armstrong; 67    Director   Since 1995  Mr. Armstrong is            Mr. Armstrong is a       Mr. Armstrong is
R.Q.A. Enterprises                                 chairman and principal      director or trustee of   also a director of
One Old Church Road -- Unit # 6                    of R.Q.A. Enterprises       21 investment            AlFresh Beverages
Greenwich, CT 06830                                (management consulting      companies                Canada, Inc. (a
                                                   firm) (since April 1991     (consisting of 42        Canadian Beverage
                                                   and principal occupation    portfolios) for which    subsidiary of AlFresh
                                                   since March 1995). Mr.      UBS Global AM or         Foods Inc.) (since
                                                   Armstrong was chairman      one of its affiliates    October 2000).
                                                   of the board, chief         serves as investment
                                                   executive officer and       advisor, sub-advisor
                                                   co-owner of Adirondack      or manager.
                                                   Beverages (producer
                                                   and distributor of soft
                                                   drinks and sparkling/still
                                                   waters) (October
                                                   1993-March 1995). He
                                                   was a partner of The
                                                   New England
                                                   Consulting Group
                                                   (management consulting
                                                   firm) (December
                                                   1992-September 1993).
                                                   He was managing
                                                   director of LVMH U.S.
                                                   Corporation (U.S.
                                                   subsidiary of the French
                                                   luxury goods
                                                   conglomerate, Louis
                                                   Vuitton Moet Hennessey
                                                   Corporation)
                                                   (1987-1991) and
                                                   chairman of its wine and
                                                   spirits subsidiary,
                                                   Schieffelin & Somerset
                                                   Company (1987-1991).

                                                                                   NUMBER OF
                                                                                 PORTFOLIOS IN
                            POSITION(S)  LENGTH          PRINCIPAL               FUND COMPLEX            OTHER
                            HELD WITH   OF TIME         OCCUPATION(S)              OVERSEEN          DIRECTORSHIPS
  NAME, ADDRESS, AND AGE       FUND      SERVED      DURING PAST 5 YEARS          BY NOMINEE        HELD BY NOMINEE
-------------------------- ----------- ---------  ------------------------- ----------------------- ----------------
David J. Beaubien; 68        Director  Since 2001  Mr. Beaubien is            Mr. Beaubien is a       Mr. Beaubien is also
101 Industrial Road                                chairman of Yankee         director or trustee of  a director of IEC
Turners Falls, MA 01376                            Environmental Systems,     21 investment           Electronics, Inc., a
                                                   Inc., a manufacturer of    companies               manufacturer of
                                                   meteorological             (consisting of 42       electronic
                                                   measuring systems. Prior   portfolios) for which   assemblies.
                                                   to January 1991, he was    UBS Global AM or
                                                   senior vice president of   one of its affiliates
                                                   EG&G, Inc., a company      serves as investment
                                                   which makes and            advisor, sub-advisor
                                                   provides a variety of      or manager.
                                                   scientific and technically
                                                   oriented products and
                                                   services. From 1985 to
                                                   January 1995, Mr.
                                                   Beaubien served as a
                                                   director or trustee on
                                                   the boards of the
                                                   Kidder, Peabody & Co.
                                                   Incorporated mutual
                                                   funds.

Richard R. Burt; 55          Director  Since 1995  Mr. Burt is chairman of    Mr. Burt is a           Mr. Burt is also a
1275 Pennsylvania Ave., N.W.                       Diligence LLC              director or trustee of  director of Hollinger
Washington, D.C. 20004                             (international             21 investment           International Inc.
                                                   information and security   companies               (publishing), The
                                                   firm) and IEP Advisors     (consisting of 42       Central European
                                                   (international             portfolios) for which   Fund, Inc., The
                                                   investments and            UBS Global AM or        Germany Fund, Inc.,
                                                   consulting firm). He was   one of its affiliates   IGT, Inc. (provides
                                                   the chief negotiator in    serves as investment    technology to gaming
                                                   the Strategic Arms         advisor, sub-advisor    and wagering
                                                   Reduction Talks with       or manager.             industry) (since July
                                                   the former Soviet Union                            1999) and chairman
                                                   (1989-1991) and the                                of Weirton Steel
                                                   U.S. Ambassador to the                             Corp. (makes and
                                                   Federal Republic of                                finishes steel
                                                   Germany (1985-1989).                               products) (since
                                                   From 1991 -- 1994, he                              April 1996). He is
                                                   served as a partner of                             also a director or
                                                   McKinsey & Company                                 trustee of funds in
                                                   (management consulting                             the Scudder Mutual
                                                   firm).                                             Funds Family
                                                                                                      (consisting of 47
                                                                                                      portfolios).

Meyer Feldberg; 60           Director  Since 1996  Mr. Feldberg is Dean       Dean Feldberg is a      Dean Feldberg is
Columbia University                                and Professor of           director or trustee of  also a director of
101 Uris Hall                                      Management of the          35 investment           Primedia Inc.
New York, New York 10027                           Graduate School of         companies               (publishing),
                                                   Business, Columbia         (consisting of 56       Federated
                                                   University. Prior to       portfolios) for which   Department Stores,
                                                   1989, he was president     UBS Global AM or        Inc. (operator of
                                                   of the Illinois Institute  one of its affiliates   department stores),
                                                   of Technology.             serves as investment    Revlon, Inc.
                                                                              advisor, sub-advisor    (cosmetics), Select
                                                                              or manager.             Medical Inc.
                                                                                                      (healthcare services)
                                                                                                      and SAPPI, Ltd.
                                                                                                      (producer of paper).

                                                                                   NUMBER OF
                                                                                 PORTFOLIOS IN
                            POSITION(S)  LENGTH          PRINCIPAL               FUND COMPLEX            OTHER
                            HELD WITH   OF TIME         OCCUPATION(S)              OVERSEEN          DIRECTORSHIPS
  NAME, ADDRESS, AND AGE       FUND      SERVED      DURING PAST 5 YEARS          BY NOMINEE        HELD BY NOMINEE
-------------------------- ----------- ---------  ------------------------- ----------------------- ----------------
George W. Gowen; 73         Director   Since 1996  Mr. Gowen is a partner     Mr. Gowen is a          None
666 Third Avenue                                   in the law firm of         director or trustee of
New York, New York 10017                           Dunnington,                35 investment
                                                   Bartholow & Miller.        companies
                                                   Prior to May 1994, he      (consisting of 56
                                                   was a partner in the law   portfolios) for which
                                                   firm of Fryer, Ross &      UBS Global AM or
                                                   Gowen.                     one of its affiliates
                                                                              serves as investment
                                                                              advisor, sub-advisor
                                                                              or manager.

William W. Hewitt,          Director   Since 2001  Mr. Hewitt is retired.     Mr. Hewitt is a         Mr. Hewitt is also a
 Jr.***; 74                                        From 1990 to January       director or trustee of  director or trustee of
c/o UBS Global Asset                               1995, Mr. Hewitt served    21 investment           Guardian Life
Management (US) Inc.                               as a director or trustee   companies               Insurance Company
51 West 52nd Street                                on the boards of the       (consisting of 42       Mutual Funds
New York, New York 10019-6114                      Kidder, Peabody & Co.      portfolios) for which   (consisting of 19
                                                   Incorporated mutual        UBS Global AM or        portfolios).
                                                   funds. From 1986-1988,     one of its affiliates
                                                   he was an executive vice   serves as investment
                                                   president and director of  advisor, sub-advisor
                                                   mutual funds, insurance    or manager.
                                                   and trust services of
                                                   Shearson Lehman
                                                   Brothers Inc. From
                                                   1976-1986, he was
                                                   president of Merrill
                                                   Lynch Funds
                                                   Distributor, Inc.

Morton L. Janklow; 72       Director   Since 2001  Mr. Janklow is senior      Mr. Janklow is a        None
445 Park Avenue                                    partner of Janklow &       director or trustee of
New York, New York 10022                           Nesbit Associates, an      21 investment
                                                   international literary     companies
                                                   agency representing        (consisting of 42
                                                   leading authors in their   portfolios) for which
                                                   relationships with         UBS Global AM or
                                                   publishers and motion      one of its affiliates
                                                   picture, television and    serves as investment
                                                   multi-media companies,     advisor, sub-advisor
                                                   and of counsel to the      or manager.
                                                   law firm of Janklow &
                                                   Ashley.

                                                                                   NUMBER OF
                                                                                 PORTFOLIOS IN
                            POSITION(S)  LENGTH          PRINCIPAL               FUND COMPLEX            OTHER
                            HELD WITH   OF TIME         OCCUPATION(S)              OVERSEEN          DIRECTORSHIPS
  NAME, ADDRESS, AND AGE       FUND      SERVED      DURING PAST 5 YEARS          BY NOMINEE        HELD BY NOMINEE
-------------------------- ----------- ---------  ------------------------- ----------------------- ----------------
Frederic V. Malek; 65      Director   Since 1996  Mr. Malek is chairman      Mr. Malek is a           Mr. Malek is also a
1455 Pennsylvania Avenue, N.W.                    of Thayer Capital          director or trustee of   director of Aegis
Suite 350                                         Partners (merchant         21 investment            Communications,
Washington, D.C. 20004                            bank) and chairman of      companies                Inc. (tele-services),
                                                  Thayer Hotel Investors     (consisting of 42        American
                                                  III, Thayer Hotel          portfolios) for which    Management
                                                  Investors II and           UBS Global AM or         Systems, Inc.
                                                  Lodging Opportunities      one of its affiliates    (management
                                                  Fund (hotel investment     serves as investment     consulting and
                                                  partnerships). From        advisor, sub-advisor     computer related
                                                  January 1992 to            or manager.              services), Automatic
                                                  November 1992, he was                               Data Processing, Inc.
                                                  campaign manager of                                 (computing services),
                                                  Bush-Quayle '92. From                               CB Richard Ellis,
                                                  1990 to 1992, he was                                Inc. (real estate
                                                  vice chairman and, from                             services), FPL
                                                  1989 to 1990, he was                                Group, Inc. (electric
                                                  president of Northwest                              services), Manor
                                                  Airlines Inc. and                                   Care, Inc. (health
                                                  NWA Inc. (holding                                   care), and Northwest
                                                  company of Northwest                                Airlines Inc.
                                                  Airlines Inc.). Prior to
                                                  1989, he was employed
                                                  by the Marriott
                                                  Corporation (hotels,
                                                  restaurants, airline
                                                  catering and contract
                                                  feeding), where he most
                                                  recently was an
                                                  executive vice president
                                                  and president of
                                                  Marriott Hotels and
                                                  Resorts.

Carl W. Schafer; 66        Director   Since 1996  Mr. Schafer is president   Mr. Schafer is a         Mr. Schafer is also a
66 Witherspoon Street                             of the Atlantic            director or trustee of   director of Labor
#1100                                             Foundation (charitable     21 investment            Ready, Inc.
Princeton, NJ 08542                               foundation). Prior to      companies                (temporary
                                                  January 1993, he was       (consisting of 42        employment),
                                                  chairman of the            portfolios) for which    Roadway Corp.
                                                  Investment Advisory        UBS Global AM or         (trucking), Guardian
                                                  Committee of the           one of its affiliates    Life Insurance
                                                  Howard Hughes              serves as investment     Company Mutual
                                                  Medical Institute.         advisor, sub-advisor     Funds (consisting of
                                                                             or manager.              19 portfolios), the
                                                                                                      Harding, Loevner
                                                                                                      Funds (consisting of
                                                                                                      4 portfolios), E.I.I.
                                                                                                      Realty Securities
                                                                                                      Trust (investment
                                                                                                      company) and
                                                                                                      Frontier Oil
                                                                                                      Corporation.

                                                                                   NUMBER OF
                                                                                 PORTFOLIOS IN
                            POSITION(S)  LENGTH          PRINCIPAL               FUND COMPLEX            OTHER
                            HELD WITH   OF TIME         OCCUPATION(S)              OVERSEEN          DIRECTORSHIPS
  NAME, ADDRESS, AND AGE       FUND      SERVED      DURING PAST 5 YEARS          BY NOMINEE        HELD BY NOMINEE
-------------------------- ----------- ---------  ------------------------- ----------------------- ----------------
William D. White; 68       Director   Since 2001   Mr. White is retired.     Mr. White is a          None
P.O. Box 199                                       From February 1989        director or trustee of
Upper Black Eddy, PA 18972                         through March 1994, he    21 investment
                                                   was president of the      companies
                                                   National League of        (consisting of 42
                                                   Professional Baseball     portfolios) for which
                                                   Clubs. Prior to 1989, he  UBS Global AM or
                                                   was a television          one of its affiliates
                                                   sportscaster for          serves as investment
                                                   WPIX-TV, New York.        advisor, sub-advisor
                                                   Mr. White served on the   or manager.
                                                   Board of Directors of
                                                   Centel from 1989 to
                                                   1993 and until recently
                                                   on the board of
                                                   directors of Jefferson
                                                   Banks Incorporated,
                                                   Philadelphia, PA.

----------
* This person's business address is 1285 Avenue of the Americas, 33rd Floor, New York, NY 10019-6114.

** This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

***  Address for mailing purposes only.

+ Mrs. Alexander and Mr. Bewkes are "interested persons" of the Fund as defined in the 1940 Act by virtue of their positions with UBS Global AM and/or any of its affiliates.

               INFORMATION ABOUT NOMINEE OWNERSHIP OF FUND SHARES

                                                     AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                    DOLLAR RANGE        REGISTERED INVESTMENT COMPANIES OVERSEEN BY
                                      OF EQUITY            NOMINEE FOR WHICH UBS GLOBAL AM OR AN
                                     SECURITIES           AFFILIATE SERVES AS INVESTMENT ADVISOR,
             NOMINEE                  IN FUND+                    SUB-ADVISOR OR MANAGER+
--------------------------------   --------------   ---------------------------------------------------
INTERESTED DIRECTORS:
Margo N. Alexander .............        None                           Over $100,000
E. Garrett Bewkes, Jr. .........        None                           Over $100,000

INDEPENDENT DIRECTORS:
Richard Q. Armstrong ...........        None                           Over $100,000
David J. Beaubien ..............        None                           Over $100,000
Richard R. Burt ................        None                          $10,001-$50,000
Meyer Feldberg .................        None                           Over $100,000
George W. Gowen ................        None                           Over $100,000
William W. Hewitt, Jr. .........        None                           Over $100,000
Morton L. Janklow ..............        None                               None
Frederic V. Malek ..............        None                          $50,001-$100,000
Carl W. Schafer ................        None                          $50,001-$100,000
William D. White ...............        None                             $1-$10,000

----------
+ Information regarding ownership of shares of the Fund is as of November 29, 2002; information regarding ownership of shares in all registered investment companies overseen by nominee for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager is as of December 31, 2001.

     As of December 31, 2001, the Independent Directors did not own any securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM.

     The board of directors of the Fund met seven times during the fiscal year ended October 31, 2002. Each director attended 75% or more of the board meetings during the last fiscal year. The board has established an Audit and Contract Review Committee that acts pursuant to a written charter and is responsible for:
(i) overseeing the Fund's accounting and financial reporting policies, practices and internal controls; and (ii) reviewing the performance by certain of the Fund's service providers of their contracts and arrangements with the Fund. A copy of the charter is attached as Exhibit A. In fulfilling its duties, the Audit and Contract Review Committee has: (a) reviewed and discussed the Fund's audited financial statements with management; (b) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61; (c) received certain written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and discussed the independent auditors' independence with them; and (d) based upon its review of the above, recommended to the board that the Fund's audited financial statements be included in the Fund's annual report to shareholders. The Audit and Contract Review Committee currently consists of Messrs. Armstrong, Beaubien, Burt, Feldberg, Gowen, Hewitt, Janklow, Malek, Schafer and White, none of whom have any relationship to the Fund that may interfere with the exercise of their independence from management or the Fund and who are independent as defined under listing standards of the New York Stock Exchange. Each member of the Fund's Audit and Contract Review Committee is also a member of a similar committee established by the boards of certain other investment companies for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager. The Audit and Contract Review Committee met twice during the fiscal year ended October 31, 2002, and each member attended those meeting.

     The board has also established a Nominating Committee that acts pursuant to a written charter. The Nominating Committee is responsible for, among other things: selecting, evaluating and recommending to the board candidates to be nominated as additional Independent Directors of the Board; and reviewing the composition of the board and the compensation arrangements for each of the directors. The Nominating Committee currently consists of Messrs. Gowen, Janklow, Schafer and White. The Nominating Committee did not meet during the fiscal year ended October 31, 2002. The Nominating Committee will consider nominees recommended by shareholders if a vacancy occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating Committee, Mr. George W. Gowen, care of the Secretary of the Fund at 51 West 52nd Street, New York, New York 10019-6114 and indicate on the envelope "Nominating Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae. The board does not have a standing compensation committee.

     Each Independent Director receives, in the aggregate from the UBS Global AM funds, an annual retainer of $50,000, and a $10,000 fee for each regular board meeting (and each in-person special board meeting) actually attended. Each such board member is also entitled to a $2,000 fee for each special telephonic meeting attended. The chairperson of the Audit and Contract Review Committee receives annually $12,500. The chairperson of the Nominating Committee receives annually $5,000. The foregoing fees will be allocated among all such funds (or each relevant fund in the case of a special meeting) pro rata based on the funds' relative net assets at the end of the calendar quarter preceding the date of payment. No officer, director or employee of UBS Global AM or one of its affiliates presently receives any compensation from the Fund for acting as a board member or officer.

     Each director who has attained the age of seventy-two (72) years will be subject to retirement on the later of (a) the last day of the month in which he or she attains such age or (b) June 30, 2003. The table below includes certain information relating to the compensation of the Fund's directors.

                               COMPENSATION TABLE+

                                                                        TOTAL
                                                                     COMPENSATION
                                                    AGGREGATE       FROM THE FUND
                   NAME OF                        COMPENSATION         AND THE
               PERSON, POSITION                  FROM THE FUND*     FUND COMPLEX**
---------------------------------------------   ----------------   ---------------
Richard Q. Armstrong, Director ..............        $2,315            $ 94,395
David J. Beaubien, Director*** ..............        $2,315            $ 71,238
Richard R. Burt, Director ...................        $2,315            $ 86,295
Meyer Feldberg, Director ....................        $2,368            $181,252
George W. Gowen, Director ...................        $2,336            $178,103
William W. Hewitt, Jr., Director*** .........        $2,346            $ 85,616
Morton L. Janklow, Director*** ..............        $2,315            $ 64,988
Frederic V. Malek, Director .................        $2,315            $ 94,395
Carl W. Schafer, Director ...................        $2,315            $ 94,125
William D. White, Director*** ...............        $2,315            $ 71,238

---------
+ Only Independent Directors are compensated by the funds for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager; directors who are "interested persons," as defined by the 1940 Act, do not receive compensation from the funds.

* Represents fees paid to each director during the fiscal year ended October 31, 2002.

** Represents fees paid during the calendar year ended December 31, 2001 to each board member by: (a) 29 investment companies in the case of Messrs. Armstrong, Burt, Malek and Schafer; (b) 41 investment companies in the case of Messrs. Feldberg and Gowen; and (c) 22 investment companies in the case of Messrs. Beaubien, Hewitt, Janklow and White for which UBS Global AM or one of its affiliates served as investment advisor, sub-advisor or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.

***  This person did not commence serving on the Fund's board until September
     2001.

                   INFORMATION CONCERNING INDEPENDENT AUDITORS

     The Fund's financial statements for the fiscal year ended October 31, 2002, were audited by Ernst & Young LLP ("Ernst & Young"), independent auditors. In addition, Ernst & Young prepares the Fund's federal and state annual income tax returns and provides certain non-audit services. The Audit and Contract Review Committee has considered whether the provision of those non-audit services is compatible with maintaining Ernst & Young's independence. The board of directors of the Fund has selected Ernst & Young as the independent auditors for the Fund for the fiscal year ending October 31, 2003. Ernst & Young has informed the Fund that it has no material direct or indirect financial interest in the Fund.

     Ernst & Young has been the Fund's independent auditors since July 25, 2001. On July 25, 2001, the Board of Directors of the Fund, upon the recommendation of the Board's Audit Committee, determined not to retain PricewaterhouseCoopers ("PwC") and approved a change of the Fund's independent auditors to Ernst & Young. For the fiscal years ended October 31, 2000 and October 31, 1999, PwC's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and PwC on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of PwC would have caused them to make reference to the disagreement in their report.

     Representatives of Ernst & Young are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

AUDIT FEES

     The aggregate fees billed by Ernst & Young for professional services rendered for the audit of the Fund's annual financial statements for the most recent fiscal year and the review of the financial statements included in the Fund's reports to shareholders are approximately $3,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no fees billed by Ernst & Young for the most recent fiscal year for professional services rendered for financial information systems design and implementation services provided to the Fund, UBS Global AM and entities that control, are controlled by or are under common control with UBS Global AM that provide services to the Fund.

ALL OTHER FEES

     There were approximately $104,500 in fees billed by Ernst & Young for the most recent fiscal year for other services provided to the Fund, UBS Global AM and entities that control, are controlled by or are under common control with UBS Global AM that provide services to the Fund.

                               EXECUTIVE OFFICERS

     Officers of the Fund are appointed by the directors and serve at the pleasure of the board. None of the Fund's officers currently receives any compensation from the Fund. The executive officers of the Fund are:

                                                             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                         POSITION(S) HELD    LENGTH OF           NUMBER OF PORTFOLIOS IN FUND COMPLEX
 NAME, ADDRESS, AND AGE    WITH THE FUND    TIME SERVED           FOR WHICH PERSON SERVES AS OFFICER
----------------------- ------------------ ------------- ----------------------------------------------------
Thomas Disbrow*; 36       Vice President   Since 2000    Mr. Disbrow is a director and a senior manager of
                        and Assistant                    the mutual fund finance department of UBS Global
                             Treasurer                   AM. Prior to November 1999, he was a vice president
                                                         of Zweig/Glaser Advisers. Mr. Disbrow is a vice
                                                         president and assistant treasurer of 21 investment
                                                         companies (consisting of 42 portfolios) for which
                                                         UBS Global AM or one of its affiliates serves as
                                                         investment advisor, sub-advisor or manager.

                                                                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                            POSITION(S) HELD    LENGTH OF            NUMBER OF PORTFOLIOS IN FUND COMPLEX
  NAME, ADDRESS, AND AGE      WITH THE FUND    TIME SERVED            FOR WHICH PERSON SERVES AS OFFICER
-------------------------- ------------------ ------------- -----------------------------------------------------
Amy R. Doberman*; 40         Vice President   Since 2000    Ms. Doberman is a managing director and general
                              and Secretary                 counsel of UBS Global AM. From December 1997
                                                            through July 2000, she was general counsel of Aeltus
                                                            Investment Management, Inc. Prior to working at
                                                            Aeltus, Ms. Doberman was assistant chief counsel of
                                                            the SEC's Division of Investment Management.
                                                            Ms. Doberman is vice president and assistant
                                                            secretary of UBS Supplementary Trust and four
                                                            investment companies (consisting of 42 portfolios)
                                                            and vice president and secretary of 21 investment
                                                            companies (consisting of 42 portfolios) for which
                                                            UBS Global AM or one of its affiliates serves as
                                                            investment advisor, sub-advisor or manager.

David M. Goldenberg*; 36     Vice President   Since 2002    Mr. Goldenberg is an executive director and deputy
                             and Assistant                  general counsel of UBS Global AM. From 2000-
                               Secretary                    2002 he was director, legal affairs at Lazard Asset
                                                            Management. Mr. Goldenberg was global director of
                                                            compliance for SSB Citi Asset Management Group
                                                            from 1998-2000. He was associate general counsel at
                                                            Smith Barney Asset Management from 1996-1998.
                                                            Prior to working at Smith Barney Asset Management,
                                                            Mr. Goldenberg was branch chief and senior counsel
                                                            in the SEC's Division of Investment Management.
                                                            Mr. Goldenberg is vice president and secretary of
                                                            UBS Supplementary Trust and four investment
                                                            companies (consisting of 42 portfolios) and a vice
                                                            president and assistant secretary of 21 investment
                                                            companies (consisting of 42 portfolios) for which
                                                            UBS Global AM, or one of its affiliates serves as
                                                            investment advisor, sub-advisor or manager.

Kevin J. Mahoney*; 37        Vice President   Since 1999    Mr. Mahoney is a director and a senior manager of
                             and Assistant                  the mutual fund finance department of UBS Global
                               Treasurer                    AM. Prior to April 1999, he was the manager of the
                                                            mutual fund internal control group of Salomon
                                                            Smith Barney. Mr. Mahoney is a vice president and
                                                            assistant treasurer of 21 investment companies
                                                            (consisting of 42 portfolios) for which UBS Global
                                                            AM or one of its affiliates serves as investment
                                                            advisor, sub-advisor or manager.

                                                                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                          POSITION(S) HELD    LENGTH OF             NUMBER OF PORTFOLIOS IN FUND COMPLEX
 NAME, ADDRESS, AND AGE     WITH THE FUND    TIME SERVED             FOR WHICH PERSON SERVES AS OFFICER
------------------------ ------------------ ------------- --------------------------------------------------------
John Penicook**; 44        Vice President   Since 2002    Mr. Penicook is a managing director and head of
                                                          fixed income of UBS Global Asset Management
                                                          (Americas) Inc. ("UBS Global AM (Americas)") and
                                                          UBS Global AM. Mr. Penicook is a vice president of
                                                          four investment companies (consisting of four
                                                          portfolios) for which UBS Global AM or one of its
                                                          affiliates serves as investment advisor, sub-advisor or
                                                          manager.

Paul H. Schubert*; 39      Vice President   Since 1994    Mr. Schubert is an executive director and head of
                            and Treasurer                 the mutual fund finance department of UBS Global
                                                          AM. Mr. Schubert is treasurer and principal
                                                          accounting officer of UBS Supplementary Trust and
                                                          of two investment companies (consisting of 38
                                                          portfolios) and a vice president and treasurer of
                                                          21 investment companies (consisting of 42 portfolios),
                                                          treasurer and chief financial officer of one investment
                                                          company (consisting of 2 portfolios) and treasurer of
                                                          one investment company (consisting of 2 portfolios)
                                                          for which UBS Global AM or one of its affiliates
                                                          serves as investment advisor, sub-advisor or manager.

                                                                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                          POSITION(S) HELD    LENGTH OF             NUMBER OF PORTFOLIOS IN FUND COMPLEX
 NAME, ADDRESS, AND AGE     WITH THE FUND    TIME SERVED             FOR WHICH PERSON SERVES AS OFFICER
------------------------ ------------------ ------------- --------------------------------------------------------
Brian M. Storms*; 48     President          Since 2000    Mr. Storms is chief executive officer (since July
                                                          2002), director and president of UBS Global AM
                                                          (since March 1999). He is also chief executive officer
                                                          (since July 2002), a member of the board of directors
                                                          and president of UBS Global AM (Americas) and
                                                          UBS Global Asset Management (New York) Inc.
                                                          ("UBS Global AM (New York)") (since October
                                                          2001). Mr. Storms was chief executive officer of UBS
                                                          Global AM from October 2000 to September 2001
                                                          and chief operating officer (2001-2002). He was
                                                          chief operating officer of UBS Global AM (Americas)
                                                          and UBS Global AM (New York) from September
                                                          2001 to July 2002. He was a director or trustee of
                                                          several investment companies in the UBS Family of
                                                          Funds (1999-2001). He was president of Prudential
                                                          Investments (1996-1999). Prior to joining Prudential
                                                          Investments he was a managing director at Fidelity
                                                          Investments. Mr. Storms is president and trustee of
                                                          UBS Supplementary Trust and of three investment
                                                          companies (consisting of 40 portfolios) and president
                                                          of 21 investment companies (consisting of 42
                                                          portfolios) and trustee and chairman of one
                                                          investment company (consisting of 2 portfolios) for
                                                          which UBS Global AM or one of its affiliates serves
                                                          as investment advisor, sub-advisor or manager.

Stuart Waugh*; 47          Vice President   Since 1993    Mr. Waugh is an executive director and a portfolio
                                                          manager of UBS Global AM responsible for global
                                                          fixed income investments and currency trading.
                                                          Mr. Waugh is a vice president of two investment
                                                          companies (consisting of 2 portfolios) for which UBS
                                                          Global AM or one of its affiliates serves as investment
                                                          advisor, sub-advisor or manager.
Keith A. Weller*; 41       Vice President   Since 1995    Mr. Weller is a director and senior associate general
                           and Assistant                  counsel of UBS Global AM. Mr. Weller is a vice
                             Secretary                    president and assistant secretary of 21 investment
                                                          companies (consisting of 42 portfolios) for which
                                                          UBS Global AM or one of its affiliates serves as
                                                          investment advisor, sub-advisor or manager.

---------
* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

** This person's business address is One North Wacker Drive, Chicago, Illinois 60606

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     An initial report under Section 16(a) of the Securities Exchange Act of 1934 was not timely filed for Mr. Penicook. This delayed report did not involve any transaction in the Fund's common stock but rather related to his election as an officer. The Fund is not aware of any outstanding report required to be filed by any board member.

                             SHAREHOLDER PROPOSALS

     Any shareholder who wishes to submit proposals to be considered at the Fund's 2004 annual meeting of shareholders should send such proposals to the Secretary of the Fund at 51 West 52nd Street, New York, New York 10019-6114. In order to be considered at that meeting, shareholder proposals must be received by the Fund no later than September 2, 2003 and must satisfy the other requirements of the federal securities laws.


                                 OTHER BUSINESS

     Management knows of no business to be presented at the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.

                                       By order of the board of directors,


                                       AMY R. DOBERMAN
                                       Secretary

December 31, 2002


        IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.

                                                                       EXHIBIT A

                   AUDIT AND CONTRACT REVIEW COMMITTEE CHARTER

ESTABLISHMENT AND PURPOSE

     The Audit and Contract Review Committee (the "Committee") of the Boards of Trustees and Boards of Directors (each, a "Board" and collectively, the "Boards") of the funds for which UBS Global Asset Management (US) Inc. ("UBS Global AM") serves as investment adviser or investment manager (each, a "Fund" and collectively, the "Funds") is hereby established on this the 12th day of September, 2001. The two primary purposes of the Committee are to oversee the Funds' accounting and financial reporting policies, practices and internal controls as required by the Investment Company Act of 1940, as amended (the "Act") and, for those Funds organized as closed-end investment management companies, the rules of the New York Stock Exchange, Inc. or other relevant securities exchange, if any, on which shares of the Fund are listed, and to review the performance by certain service providers of their contracts and arrangements with the Funds as required by the Act.

     In connection with the oversight of each Fund's accounting and financial reporting policies, practices and internal controls, the Committee will endeavor to assure the quality and objectivity of each Fund's independent audit and each Fund's financial statements, act as a liaison between the Boards and each Fund's independent auditors and periodically report to the Boards. In performing its duties, the Committee shall have unrestricted access to the Boards' Trustees and Directors, the independent auditors, Fund officers, and the senior management of UBS Global AM.

     With respect to its contract review function, the Committee will consider the performance of the Funds' investment advisor or investment manager (as appropriate) and administrator, sub-advisors, distributor and all other service providers. The Committee will determine whether compensation paid by the Funds pursuant to their contracts and arrangements is reasonable and appropriate in light of the nature and quality of the services rendered. In performing its duties, the Committee shall have unrestricted access to the Funds' Trustees and Directors, the officers of the Funds and senior management of each service provider.

COMPOSITION

     The Committee shall be composed of all the independent Trustees/Directors of the Funds. The Boards shall elect a chairperson, who shall preside over Committee meetings (the "Chairperson"). The Chairperson shall serve for an initial interim term of one year and, thereafter, for successive terms of three years.

     Each member of the Committee must meet the independence and experience requirements set forth in Appendix A.

MEETINGS

     The Committee shall meet on a regular basis, but not less frequently than annually. An agenda shall be established for each meeting. Special meetings shall be called as circumstances require. The Chairperson may invite the Funds' officers and other interested parties to participate in meetings. The Committee may, in its discretion, meet in executive session outside the presence of the Funds' officers and other parties.

     A majority of the Committee's members shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

REPORTING

     The Chairperson shall report to the Boards on the result of its deliberations and make such recommendations as deemed appropriate.

DUTIES AND RESPONSIBILITIES

     As a general rule, the Funds' independent auditors are ultimately accountable to the applicable Board and the Committee, and the Committee and the Boards have the ultimate authority and responsibility to select, evaluate and where appropriate, replace the independent auditors of the Funds. In addition, the Committee shall have the following specific duties and responsibilities for each Fund:

AUDIT OVERSIGHT

     o Recommend to the Board the selection of an independent public accounting firm.

     o Review the scope of the Fund's proposed audit each year, including the extent of audit and non-audit services provided to the Fund by the independent auditors, and the audit procedures to be utilized. At the conclusion of each audit, the Committee will review the audit, including any comments or recommendations, with the independent auditors.

     o Ensure that the independent auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships of the auditors consistent with Independence Standards Board Standard No. 1.

     o Discuss with the independent auditors any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

     o Recommend to the Board appropriate actions in response to the independent auditors' report to satisfy itself of, and oversee, the independence of the auditors.

     o Discuss with management the performance of the independent auditors, management's recommendation with respect to the reasonableness of their fees and the recommendation to the Board regarding the retention of the independent auditors.

     o Review and discuss with the independent auditors and management the Fund's annual report to shareholders and significant accounting policies underlying the report and its presentation to the public.

     o Discuss with the Fund's independent auditors any matters required to be discussed pursuant to Statement of Auditing Standards No. 61, as modified or supplemented.

     o Discuss with the Fund's independent auditors, to the extent required by Statement of Auditing Standards No. 71, any adjustments which were made to previously reported financial information.

     o Review with the independent auditors the adequacy and effectiveness of relevant internal controls and procedures and the quality of the staff implementing these controls and procedures.

     o As necessary, review with the independent auditors and management any "illegal acts," as defined in Section 10A of the Securities Exchange Act of 1934 and required by that statute to be reported to the Committee, or other significant issues that could have a material effect on the Fund's financial statements.

     o Make recommendations to the Board, based on the Committee's review and discussions with the Fund's independent auditors and management, with respect to the Fund's financial statements as to whether the financial statements should be included in the Fund's annual report for the previous fiscal year.

     o With respect to each Fund, obtain from management a representation that the Fund's principal executive officer and principal financial officer will provide the certification relating to financial statements required to accompany SEC filings on Form N-SAR (or on any superseding form adopted by the SEC). If either the principal executive officer or the principal financial officer cannot provide such a representation, the Committee will obtain a full report as to the reasons therefore and based on that report, take such actions as it deems necessary or appropriate.

     o Discuss with management any complaints regarding accounting, internal accounting controls, or auditing matters affecting the Fund that are brought to the attention of the Fund's principal executive officer, principal financial officer or secretary and all significant deficiencies in the design or operation of internal controls and any related incidence of fraud, whether or not material.

CONTRACT REVIEW

     o Request such information as is deemed relevant by the Committee regarding the performance of each of the contracts and arrangements required to be reviewed and approved by the Board.

     o Review all information and data provided by the service providers in connection with their performance of these contracts and arrangements.

     o Meet with such representatives of the service providers as the Committee deems necessary.

     o Make recommendations to the Board concerning the initial approval and/or continuation of each of the proposed contracts and arrangements and the reasonableness and appropriateness of the proposed fees.

     o Consider such other matters as the Committee may deem appropriate in carrying out the above responsibilities and any other matters that may be assigned to it by the Board.

OTHER

     o    Review with the Fund's investment manager and sub-advisors:

          (a) such compliance matters as are appropriate to be brought to the attention of the Committee; and

          (b) any comments or criticisms from the staff of the Securities and Exchange Commission or any other regulators as are appropriate to be brought to the attention of the Committee.

LIMITS ON COMMITTEE LIABILITY

     The Audit and Contract Review Committee is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management of the Funds has the responsibility for preparing the financial statements and implementing internal controls and the independent auditors have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the audit committee is not of the same quality as the audit performed by the independent auditors. In carrying out its responsibilities, the audit committee's policies and procedures shall be adapted, as appropriate, in order to best react to a changing environment.

AMENDMENTS

     This charter may be amended by a vote of a majority of the Committee members.

                                                                      APPENDIX A

INDEPENDENCE REQUIREMENTS

     In order to be deemed independent, each member of the Committee must be free of any relationships that may interfere with the exercise of his or her independent judgment. To ensure the independence of each Committee member, the following restrictions shall apply to each Committee member:

     o A Director/Trustee who is an employee (including non-employee executive officers) of a Fund or any of its affiliates may not serve on the Committee until three years following the termination of his or her employment. In the event the employment relationship is with a former parent or predecessor of a Fund, the Director/Trustee could serve on the Committee after three years following the termination of the relationship between the Fund and the former parent or predecessor.

     o A Director/Trustee: (a) who is a partner, controlling shareholder, or executive officer of an organization that has a business relationship with a Fund, or (b) who has a direct business relationship with a Fund (e.g., a consultant) may serve on the Committee only if the Board of Directors/Trustees of that Fund determines in its business judgment that the relationship does not interfere with the Director's/Trustee's exercise of independent judgment. In making a determination regarding the independence of a Director/Trustee pursuant to this paragraph, the Board of Directors/Trustees of the Fund should consider, among other things, the materiality of the relationship to the Fund, to the Director/Trustee, and, if applicable, to the organization with which the Director/Trustee is affiliated.

          "Business relationship" can include commercial, industrial, banking, consulting, legal, accounting and other relationships. A Director/Trustee can have this relationship directly with the Fund, or the Director/Trustee can be a partner, officer or employee of an organization that has such a relationship. The Director/Trustee may serve on the Committee without the above-referenced Board of Directors'/ Trustees' determination after three years following the termination of, as applicable, either: (a) the relationship between the organization with which the Director/Trustee is affiliated and the Fund, (b) the relationship between the Director/Trustee and his or her partnership status, shareholder interest or executive officer position, or (c) the direct business relationship between the Director/Trustee and the Fund.

     o A Director/Trustee who is employed as an executive of another corporation where a Fund's executives serve on that corporation's compensation committee may not serve on the Committee.

     o A Director/Trustee who is an "Immediate Family" member (as this term is defined in Rule 303.02(A) of the NYSE Listed Company Manual) of an individual who is an executive officer of a Fund or any of its affiliates cannot serve on the Committee until three years following the termination of such employment relationship.

EXCEPTIONS

     One Independent Director/Trustee who does not meet the independence requirements above, and is not a current employee or an immediate family member of such an employee, may be appointed as a member of the Committee, if the Boards of Directors/Trustees of the UBS Global AM Funds, under exceptional and limited circumstances, determine that his or her membership on the Committee is required by the best interests of the Funds and their shareholders, and the Boards disclose, in the next annual proxy statement for each closed-end Fund subsequent to the person's appointment, the nature of the relationship and the reasons why the person was appointed to the Committee.

EXPERIENCE REQUIREMENTS

     Each member of the Committee must be "financially literate". A member of the Committee will be deemed to be "financially literate" if he or she is able to read and understand financial statements, including, but not limited to, the Funds' balance sheets, income statements, and cash flow statements, or will become able to do so within a reasonable time after becoming a member of the Committee.

FINANCIAL EXPERTISE REQUIREMENTS

     At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any comparable experience or background which would result in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

----------------
          GLOBAL
     HIGH INCOME
DOLLAR FUND INC.
----------------

PROXY STATEMENT
                                                              ------------------
                                                                          GLOBAL
                                                                     HIGH INCOME
                                                                DOLLAR FUND INC.
                                                              ------------------

                                                        ------------------------
                                                        NOTICE OF
                                                        ANNUAL MEETING
                                                        TO BE HELD ON
                                                        FEBRUARY 20, 2003
                                                        AND
                                                        PROXY STATEMENT
                                                        ------------------------

                                                                    COMMON STOCK
                                                                       PROXY

                      GLOBAL HIGH INCOME DOLLAR FUND INC.

               ANNUAL MEETING OF SHAREHOLDERS - FEBRUARY 20, 2003


     The undersigned hereby appoints as proxies Keith A. Weller and Marissa Duran-Cruz and each of them (with power of substitution) to vote for the undersigned all shares of common stock of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GLOBAL HIGH INCOME DOLLAR FUND INC.

                             YOUR VOTE IS IMPORTANT

     Please date and sign this proxy on the reverse side and return it in the enclosed envelope to PFPC Inc., P.O. Box 8586, Edison, NJ 08818-9452. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies returned by mail.



-------------                                                      -------------
 SEE REVERSE                                                        SEE REVERSE
     SIDE          CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE
-------------                                                      -------------

     PLEASE MARK
[X]  VOTES AS IN
     THIS EXAMPLE.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"

1. To elect as directors:

   NOMINEES: (01) Margo N. Alexander, (02) Richard Q. Armstrong,
             (03) David J. Beaubien, (04) E. Garrett Bewkes, Jr.,
             (05) Richard R. Burt, (06) Meyer Feldberg, (07) George W. Gowen,
             (08) William W. Hewitt, Jr., (09) Morton L. Janklow,
             (10) Frederic V. Malek, (11) Carl W. Schafer and
             (12) William D. White.

                  FOR   [ ]      [ ] WITHHOLD
                  ALL                FROM ALL
               NOMINEES              NOMINEES

        [ ]
            --------------------------------------
            For all nominees except as noted above


   MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT         [ ]

   This proxy will not be voted unless it is dated and signed exactly as instructed below:

   If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:
   "ABC Corp., John Doe, Treasurer."

   Sign exactly as name appears hereon.

Signature:
(if held jointly)                Date:      Signature:               Date:
                 ----------------     ------          ---------------     ------